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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

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                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE

                         SECURITIES EXCHANGE ACT OF 1934


       DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): NOVEMBER 18, 2003


                                   ENRON CORP.
               (Exact name of Registrant as specified in charter)

                 OREGON                               1-13159                             47-0255140
      (State or other jurisdiction            (Commission file number)                 (I.R.S. employer
           of incorporation)                                                          identification no.)

                ENRON BUILDING
               1400 SMITH STREET
                HOUSTON, TEXAS                                                               77002
   (Address of principal executive offices)                                                (Zip Code)

       Registrant's telephone number, including area code: (713) 853-6161

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ITEM 5.  OTHER EVENTS AND REQUIRED FD DISCLOSURE

         On November 18, 2003, Enron Corp., an Oregon corporation (the "Company"), announced a definitive agreement with Oregon Electric Utility Company, LLC, an Oregon limited liability company backed by investment funds managed by Texas Pacific Group ("Oregon Electric"), under which the Company has agreed to sell all of the outstanding common stock of Portland General Electric ("PGE") to Oregon Electric. The transaction is valued at approximately $2.35 billion, including the assumption of debt. The final amount of consideration will be determined on the basis of PGE's financial performance between January 1, 2003 and the closing. PGE is a public utility, serving customers in Oregon.

         The transaction, which requires approval of the bankruptcy court in the Company's chapter 11 bankruptcy proceeding, will be subject to an "overbid" process to give other potential buyers an opportunity to submit superior bids. The transaction also will require approval of the Oregon Public Utility Commission and certain other regulatory agencies.

FORWARD-LOOKING STATEMENTS

         This Form 8-K, including the exhibit attached hereto, contains statements that are forward-looking within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934. Investors are cautioned that any such forward-looking statements are not guarantees of future performance and that actual results could differ materially as a result of known and unknown risks and uncertainties, including: various regulatory issues, the outcome of the Company's Chapter 11 bankruptcy process, numerous ongoing external investigations in which the Company is fully cooperating (including investigations by the Securities and Exchange Commission ("SEC"), the Department of Justice, the Department of Labor, the Internal Revenue Service, the Pension Benefit Guaranty Corporation, the National Association of Securities Dealers, Inc., the Federal Energy Regulatory Commission, the Commodity Futures Trading Commission, the Federal Trade Commission, the California and Connecticut Attorneys General and numerous Congressional committees and state agencies), the outcome of numerous lawsuits and claims, general economic conditions, future trends, and other risks, uncertainties and factors disclosed in the Company's most recent reports on Forms 10-K, 10-Q and 8-K filed with the SEC.

         As explained in a November 8, 2001 Form 8-K filed by the Company with the SEC, the previously issued financial statements of the Company for the fiscal years ended December 31, 1997 through 2000 and for the first and second quarters of 2001 and the audit reports covering the year-end financial statements for 1997 through 2000 should not be relied upon. In addition, as explained in an April 22, 2002 Form 8-K filed by the Company, the financial statements of the Company for the third quarter of 2001 should not be relied upon.

         As explained in a July 11, 2003 Form 8-K filed by the Company with the SEC, the Company continues to believe that the existing common and preferred stock of the Company have no value. However, the proposed joint Chapter 11 plan filed with the Bankruptcy Court by the Company and certain other debtor-in-possession subsidiaries of the Company provides the Company's stockholders with a contingent right to receive recovery in the very unlikely event that the aggregate value of the Company's assets exceeds the total amount of allowed claims.


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ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

         (c) Exhibits

         99.1  Press Release, dated November 18, 2003.


                                       3
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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                       ENRON CORP.


Date:  November 18, 2003               By:    /s/ Raymond M. Bowen, Jr.
                                          -------------------------------------
                                          Name:   Raymond M. Bowen, Jr.
                                          Title:  Executive Vice President and
                                                     Chief Financial Officer


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                                  EXHIBIT INDEX


EXHIBIT                            DESCRIPTION
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99.1                               Press Release, dated November 18, 2003



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